Exhibit 25

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2)___

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                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   41-1973763
                       I.R.S. Employer Identification No.

    300 East Delaware Avenue, 8th Floor
              Wilmington, Delaware                              19801
  (Address of principal executive offices)                    (Zip Code)

                               Beverly A. Freeney
                      U.S. Bank Trust National Association
                           100 Wall Street, Suite 1600
                               New York, NY 10005
                            Telephone (212) 361-2893
            (Name, address and telephone number of agent for service)

                                C H Energy Group
               (Exact name of obligor as specified in its charter)

     (State or other jurisdiction of                  (I. R. S. Employer
      incorporation or organization)                   Identification No.)

             284 South Avenue
          Poughkeepsie, New York                              12601
 (Address of principal executive offices)                   Zip Code)

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                                    FORM T-1

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

            a) Name and address of each examining or supervising authority to which it is subject.

                       Comptroller of the Currency
                       Washington, D.C.

            b)    Whether it is authorized to exercise  corporate  trust powers.

                       Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

            None

Items 3-15  Not  applicable  because,  to the best of Trustee's  knowledge,  the
            Trustee is not a trustee under any other indenture under which any other securities or certificates of interest or participation in any other securities of the obligor are outstanding and there is not, nor has there been, a default with respect to securities issued under this indenture.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

            1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

            2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

            3.    A copy of the  certificate  of  authority  of the  Trustee  to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

            4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-113995.

            5.    Not applicable.

            6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

            7.    Report  of  Condition  of the  Trustee  as of June  30,  2006,
                  published   pursuant  to  law  or  the   requirements  of  its
                  supervising or examining authority, attached as Exhibit 7.

            8.    Not applicable.

            9.    Not applicable.


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                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 18th day of October, 2006.

                                       U.S. BANK TRUST NATIONAL ASSOCIATION


                                       By:    //Beverly A. Freeney
                                              -------------------------------
                                       Name:  Beverly A. Freeney
                                       Title: Vice President


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Exhibit 7

                      U.S. Bank Trust National Association
                        Statement of Financial Condition
                               As of June 30, 2006

                                    ($000's)

                                                                     6/30/2006
Assets
     Cash and Balances Due From Depository Institutions               $436,320
     Fixed Assets                                                           91
     Intangible Assets                                                  86,586
     Other Assets                                                       33,186
                                                                      --------
         Total Assets                                                 $556,183

Liabilities

     Other Liabilities                                                $ 16,202
                                                                      --------
     Total Liabilities                                                $ 16,202

Equity
     Common and Preferred Stock                                       $  1,000
     Surplus                                                           505,932
     Undivided Profits                                                  33,049
                                                                      --------
         Total Equity Capital                                         $539,981

Total Liabilities and Equity Capital                                  $556,183

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To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association

By:  Beverly A. Freeney
     Name: Beverly A. Freeney
     Title Vice President

Date: October 18, 2006


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